                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 12, 1999


                             KEYSTONE PROPERTY TRUST
             (Exact Name of Registrant as Specified in its Charter)


------------------------------------------- --------------------------------------- ------------------------------------------
                 Maryland                                  1-12514                                 84-1246585
             (State or Other                             (Commission                              (IRS Employer
             Jurisdiction of                             File Number)                          Identification No.)
              Incorporation)
------------------------------------------------------------------------------------------------------------------------------


                   200 Four Falls Corporate Center, Suite 208
                      West Conshohocken, Pennsylvania 19428
               (Address of Principal Executive Offices)(Zip Code)


--------------------------------------------------------------------------------
               Registrant's telephone number, including area code:
                                 (484) 530-1800
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

                  On October 12, 1997, American Real Estate Investment Corporation (the "Registrant") completed an issuance of 68, 966 shares of its common stock, par value $.001 per share, under its existing shelf registration statement (Registration No. 333-58971), pursuant to a certain Subscription Agreement dated October 12, 1999, by and between the Registrant and Francesco Galesi, one of the Registrant's directors.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

      (c)         EXHIBITS

                  EXHIBIT NO.

                  5.1      Opinion of Piper & Marbury L.L.P.

                  23.1 Consent of Piper & Marbury L.L.P. (included as part of Exhibit 5.1)

                  99.1     Form of Subscription Agreement

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KEYSTONE PROPERTY TRUST


Date:    October 18, 1999          By  /s/ Timothy A. Peterson
                                       Timothy A. Peterson
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary